Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2020
Accounting Policies [Abstract]
Principles of Consolidation	Principles of Consolidation The consolidated financial statements are prepared in conformity with GAAP, and include all majority-owned subsidiaries. All material intercompany transactions have been eliminated upon consolidation. We do not consolidate the financial statements of any company in which we have an ownership interest of 50% or less, unless that company is deemed to be a variable interest entity ("VIE") of which we are the primary beneficiary.
Risks and Uncertainties
Risks and Uncertainties
COVID-19 continues to spread throughout the United States and other countries across the world, and the duration and severity of the effects are currently unknown. The pandemic has impacted the Company and could materially impact our financial results in the future. The Consolidated Financial Statements presented herein reflect estimates and assumptions made by management at December 31, 2020 and for the twelve months ended December 31, 2020.
Such estimates and assumptions affect, among other things, the Company’s goodwill, long-lived asset and indefinite-lived intangible asset valuation; inventory valuation; valuation of deferred income taxes and income tax contingencies; and the allowance for expected credit losses and bad debt. Events and changes in circumstances arising after February 11, 2021, including those resulting from the impacts of COVID-19, will be reflected in management’s estimates for future periods.
Goodwill and indefinite-lived intangible assets
We continue to monitor the significant global economic uncertainty as a result of COVID-19 to assess the outlook for demand for our products and the impact on our business and our overall financial performance. The goodwill in our EMEA reporting unit and our Indesit, Hotpoint* and Maytag trademarks continue to be at risk at December 31, 2020. In addition, we have concluded our JennAir trademark (carrying value of $304 million) to be at risk at December 31, 2020. The goodwill in our other reporting units or indefinite-lived intangible assets are not presently at risk for future impairment.

The potential impact of COVID-19 related demand disruptions, production impacts and supply constraint impacts on our operating results for the EMEA reporting unit in the short-term is uncertain, but we remain committed to the strategic actions necessary to realize the long-term forecasted EBIT margins and expect that the macroeconomic environment will recover in the medium to long-term. The potential negative demand effect on revenues for the Indesit, Hotpoint*, Maytag and JennAir trademarks are also uncertain given the volatile environment, but we expect that demand and production levels will continue to recover.
A lack of recovery or further deterioration in market conditions, a sustained trend of weaker than expected financial performance in EMEA or for our Indesit, Hotpoint*, JennAir and Maytag trademarks or a significant decline in the Company’s market capitalization, among other factors,
*Whirlpool ownership of the Hotpoint brand in the EMEA and Asia Pacific regions is not affiliated with the Hotpoint brand sold in the Americas.
as a result of the COVID-19 pandemic or other unforeseen events could result in an impairment charge in future periods which could have a material adverse effect on our financial statements.
Use of Estimates	Use of EstimatesWe are required to make estimates and assumptions that affect the amounts reported in the Consolidated Financial Statements and accompanying Notes. The most significant assumptions are estimates in determining the fair value of goodwill and indefinite-lived intangible assets, legal contingencies, income taxes and pension and other postretirement benefits. Actual results could differ materially from those estimates.
Revenue Recognition
Revenue Recognition
Revenue is recognized when performance obligations under the terms of a contract with our customers are satisfied, the sales price is determinable, and the risk and rewards of ownership are transferred. Generally the risk and rewards of ownership are transferred with the transfer of control of our products and services.  For the majority of our sales, control is transferred to the customer as soon as products are shipped. For a portion of our sales, control is transferred to the customer upon receipt of products at the customer's location. Sales are net of allowances for product returns, which are based on historical return rates and certain promotions. See Note 2 to the Consolidated Financial Statements for additional information.
Sales Incentives
The cost of sales incentives is accrued at the date at which revenue is recognized by Whirlpool as a reduction of revenue. If new incentives are added after the product has been shipped, then they are accrued at that time, also as a reduction of revenue. These accrued promotions are recognized based on the expected value amount of incentives that will be ultimately claimed by trade customers or consumers. The expected value is the sum of probability-weighted amounts in a range of possible consideration amounts. If the amount of incentives cannot be reasonably estimated, an accrued promotion liability is recognized for the maximum potential amount.
Revenue from Contracts with Customers

In accordance with Topic 606, revenue is recognized when performance obligations under the terms of a contract with our customer are satisfied; generally this occurs with the transfer of control of our products or services. Revenue is measured as the amount of consideration we expect to receive in exchange for transferring products or providing services. Certain customers may receive cash and/or non-cash incentives, which are accounted for as variable consideration. To achieve the core principle, the Company applies the following five steps:

1. Identify the contract with a customer

A contract with a customer exists when (i) the Company enters into an agreement with a customer that defines each party's rights regarding the products or services to be transferred and identifies the payment terms related to these products or services, (ii) both parties to the contract are committed to perform their respective obligations, (iii) the contract has commercial substance, and (iv) the Company determines that collection of substantially all consideration for products or services that are transferred is probable based on the customer's intent and ability to pay the promised consideration. The Company applies judgment in determining the customer's ability and intention to pay, which is based on a variety of factors including the customer's payment history or, in the case of a new customer, published credit and financial information pertaining to the customer.

2. Identify the performance obligations in the contract

Performance obligations promised in a contract are identified based on the products or services that will be transferred to the customer that are both capable of being distinct, whereby the customer can benefit from the product or service either on its own or together with other resources that are readily available from third parties or from the Company, and are distinct in the context of the contract, whereby the transfer of the products or services is separately identifiable from other promises in the contract. To the extent a contract includes multiple promised products or services, the Company must apply judgment to determine whether promised products or services are capable of being distinct and distinct in the context of the contract. If these criteria are not met, the promised products or services are accounted for as a combined performance obligation. The Company has elected to account for shipping and handling activities as a fulfillment cost as permitted by the standard.

3. Determine the transaction price

The transaction price is determined based on the consideration to which the Company will be entitled in exchange for transferring products or services to the customer. To the extent the transaction price is variable, revenue is recognized at an amount equal to the consideration to which the Company expects to be entitled. This estimate includes customer sales incentives which are accounted for as a reduction to revenue and estimated primarily using the expected value method. Determining the transaction price requires significant judgment, which is discussed by revenue category in further detail below.

In practice, we do not offer extended payment terms beyond one year to customers. As such, we do not adjust our consideration for financing arrangements.

4. Allocate the transaction price to performance obligations in the contract

If the contract contains a single performance obligation, the entire transaction price is allocated to the single performance obligation. Contracts that contain multiple performance obligations require an allocation of the transaction price to each performance obligation based on a relative standalone selling price basis unless a portion of the variable consideration related to the contract is allocated entirely to a performance obligation. The Company determines standalone selling price based on the price at which the performance obligation is sold separately.

5. Recognize revenue when or as the Company satisfies a performance obligation
The Company generally satisfies performance obligations at a point in time. Revenue is recognized based on the transaction price at the time the related performance obligation is satisfied by transferring a promised product or service to a customer. The impact to revenue related to prior period performance obligations in the twelve months ended December 31, 2020 is immaterial.
Accounts Receivable and Allowance for Expected Credit Losses
Accounts Receivable and Allowance for Expected Credit Losses
We carry accounts receivable at sales value less an allowance for expected credit losses. We estimate our expected credit losses primarily by using an aging methodology and establish customer-specific reserves for higher risk trade customers. Our expected credit losses are evaluated and controlled within each geographic region considering the unique credit risk specific to the country, marketplace and economic environment. We take into account a combination of specific customer circumstances, credit conditions, market conditions, reasonable and supportable forecasts of future economic conditions and the history of write-offs and collections in developing the reserve. The adoption of the new credit loss standard did not have a material impact on the Consolidated Financial Statements. We evaluate items on an individual basis when determining accounts receivable write-offs. In general, our policy is to not charge interest on trade receivables after the invoice becomes past due. A receivable is considered past due if payment has not been received within agreed upon invoice terms.

Transfers and Servicing of Financial Assets
Transfers and Servicing of Financial Assets
In an effort to manage economic and geographic trade customer risk, from time to time, the Company will transfer, primarily without recourse, accounts receivable balances of certain customers to financial institutions resulting in a nominal impact recorded in interest and sundry (income) expense. These transactions are accounted for as sales of the receivables resulting in the receivables being de-recognized from the Consolidated Balance Sheets.
Certain arrangements include servicing of transferred receivables by Whirlpool. Under these arrangements the Company received cash proceeds of $0.6 billion and $1.0 billion during the twelve months ended December 31, 2020 and December 31, 2019, respectively, from the sales of accounts receivables. These transfers primarily do not require continuing involvement from the Company. Outstanding accounts receivable transferred under arrangements where the Company continues to service the transferred asset were $30 million and $348 million as of December 31, 2020 and December 31, 2019, respectively.
Freight and Warehousing Costs	Freight and Warehousing Costs We classify freight and warehousing costs within cost of products sold in our Consolidated Statements of Income (Loss).
Cash and Cash Equivalents	Cash and Cash EquivalentsAll highly liquid debt instruments purchased with an initial maturity of three months or less are considered cash equivalents.
Restricted Cash	Restricted CashAs of December 31, 2020, restricted cash of $10 million represents contributions held as part of the Company's Charitable Foundation that was consolidated in 2020. As of December 31, 2019, the Company had no restricted cash. As of December 31, 2018, the Company had restricted cash of $40 million which represented cash required to be used to fund capital expenditures and technical resources to enhance Whirlpool China's research and development and working capital, as required by the terms of the Hefei Sanyo acquisition. See Note 4 to the Consolidated Financial Statements for additional information.
Fair Value Measurements
Fair Value Measurements
We measure fair value based on an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, a three-tiered fair value hierarchy is established, which prioritizes the inputs used in measuring fair value as follows: (Level 1) observable inputs such as quoted prices in active markets; (Level 2) inputs, other than the quoted prices in active markets that are observable, either directly or indirectly; and (Level 3) unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions. Certain investments are valued based on net asset value (NAV), which approximates fair value. Such basis is determined by referencing the respective fund's underlying assets. There are no unfunded commitments or other restrictions associated with these investments. We had Level 3 assets at December 31, 2020 and 2019 that included pension plan assets disclosed in Note 9 to the Consolidated Financial Statements. We had no Level 3 liabilities at December 31, 2020 and 2019, respectively.
We measured fair value for money market funds, available for sale investments and held-to-maturity securities using quoted market prices in active markets for identical or comparable assets. We measured fair value for derivative contracts, all of which have counterparties with high credit ratings, based on model driven valuations using significant inputs derived from observable market data. We also measured fair value for disposal groups held for sale based on the expected proceeds received from the sale. For assets measured at net asset values, we have no unfunded commitments or significant restraints. We measured fair value (non-recurring) for goodwill and other intangibles using a discounted cash flow model and a relief-from-royalty method, respectively, with inputs based on both observable and unobservable market data.
Fair value is measured based on an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions market participants would use in pricing an asset or liability. Assets and liabilities measured at fair value are based on a market valuation approach using prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. As a basis for considering such assumptions, a three-tiered fair value hierarchy is established, which prioritizes the inputs used in measuring fair value as follows: (Level 1) observable inputs such as quoted prices in active markets; (Level 2) inputs, other than the quoted prices in active markets that are observable, either directly or indirectly; and (Level 3) unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.
The non-recurring fair values represent only those assets whose carrying values were adjusted to fair value during the reporting period. See Note 6 to the Consolidated Financial Statements for additional information on the goodwill and other intangibles impairment during 2020.

Inventories
Effective January 1, 2021, the Company changed its accounting principle for inventory valuation for inventories located in the U.S. from a last-in, first-out ("LIFO") basis to a first-in, first-out ("FIFO") basis. As of December 31, 2020 and 2019, inventories accounted for under the LIFO method would have represented approximately 41% and 43% of the Company’s total inventories respectively. We believe this change in accounting principle is preferable as it: (i) is consistent with how we internally manage our business; (ii) results in a more consistent method to value our inventory across regions; (iii) provides better comparability with our peers; and (iv) the FIFO method better reflects our current cost of inventory.

All prior periods presented in the consolidated financial statements have been retrospectively adjusted to apply the effects of the change in accounting principle from the LIFO method to FIFO method of accounting for the U.S. inventories. As of December 31, 2020, the cumulative effect of the change increased inventories by $114 million, partially offset by $28 million in deferred income taxes resulting in an impact to retained earnings of approximately $86 million. There was no impact on total cash provided by operating activities for the periods presented as a result of this change.
As a result of the change in accounting principle, both North America and EMEA reporting segments use the FIFO method of inventory valuation. Latin America and Asia value their inventories at average cost. Costs include materials, labor and production overhead at normal production capacity. Costs do not exceed net realizable values. See Note 5 to the Consolidated Financial Statements for additional information about inventories.
As a result of the retrospective application of the change in accounting principle, certain line items in our consolidated financial statements and related notes were adjusted as follows:

Consolidated statement of income (loss) for the year ended December 31, 2020:	As Originally Reported	Effect of Change	As Adjusted
Cost of products sold	$15,606	$8	$15,614
Gross margin	$3,850	$(8)	$3,842
Operating profit	$1,623	$(8)	$1,615
Earnings before income taxes	$1,455	$(8)	$1,447
Income tax expense (benefit)	$384	$(2)	$382
Net earnings	$1,071	$(6)	$1,065
Net earnings available to Whirlpool	$1,081	$(6)	$1,075
Basic net earnings available to Whirlpool	$17.24	$(0.09)	$17.15
Diluted net earnings available to Whirlpool	$17.07	$(0.09)	$16.98

Consolidated statement of comprehensive income (loss) for the year ended December 31, 2020:	As Originally Reported	Effect of Change	As Adjusted
Net earnings (loss)	$1,071	$(6)	$1,065
Comprehensive income (loss)	$880	$(6)	$874
Comprehensive income (loss) available to Whirlpool	$888	$(6)	$882

Consolidated balance sheet as at December 31, 2020:	As Originally Reported	Effect of Change	As Adjusted
Inventories	$2,187	$114	$2,301
Total current assets	$9,015	$114	$9,129
Deferred income taxes	$2,217	$(28)	$2,189
Total assets	$20,350	$86	$20,436
Retained earnings	$8,639	$86	$8,725
Total Whirlpool stockholders' equity	$3,799	$86	$3,885
Total stockholders' equity	$4,709	$86	$4,795
Total liabilities and stockholders' equity	$20,350	$86	$20,436

Consolidated statement of cash flows for the year ended December 31, 2020:	As Originally Reported	Effect of Change	As Adjusted
Net earnings	$1,071	$(6)	$1,065
Inventories	$241	$8	$249
Taxes deferred and payable, net	$156	$(2)	$154

Consolidated statement of changes in stockholder's equity for the year ended December 31, 2020:	As Originally Reported	Effect of Change	As Adjusted
Net earnings (loss)	$1,071	$(6)	$1,065
Comprehensive income (loss)	$880	$(6)	$874
Total stockholders' equity	$4,709	$86	$4,795

Consolidated statement of income (loss) for the year ended December 31, 2019:	As Originally Reported	Effect of Change	As Adjusted
Cost of products sold	$16,886	$22	$16,908
Gross margin	$3,533	$(22)	$3,511
Operating profit	$1,571	$(22)	$1,549
Earnings before income taxes	$1,552	$(22)	$1,530
Income tax expense (benefit)	$354	$(6)	$348
Net earnings	$1,198	$(16)	$1,182
Net earnings available to Whirlpool	$1,184	$(16)	$1,168
Basic net earnings available to Whirlpool	$18.60	$(0.26)	$18.34
Diluted net earnings available to Whirlpool	$18.45	$(0.26)	$18.19

Consolidated statement of comprehensive income (loss) for the year ended December 31, 2019:	As Originally Reported	Effect of Change	As Adjusted
Net earnings (loss)	$1,198	$(16)	$1,182
Comprehensive income (loss)	$1,275	$(16)	$1,259
Comprehensive income (loss) available to Whirlpool	$1,261	$(16)	$1,245

Consolidated balance sheet as at December 31, 2019:	As Originally Reported	Effect of Change	As Adjusted
Inventories	$2,438	$122	$2,560
Total current assets	$7,398	$122	$7,520
Deferred income taxes	$2,238	$(30)	$2,208
Total assets	$18,881	$92	$18,973
Retained earnings	$7,870	$92	$7,962
Total Whirlpool stockholders' equity	$3,195	$92	$3,287
Total stockholders' equity	$4,118	$92	$4,210
Total liabilities and stockholders' equity	$18,881	$92	$18,973

Consolidated statement of cash flows for the year ended December 31, 2019:	As Originally Reported	Effect of Change	As Adjusted
Net earnings	$1,198	$(16)	$1,182
Inventories	$(39)	$22	$(17)
Taxes deferred and payable, net	$(116)	$(6)	$(122)

Consolidated statement of changes in stockholder's equity for the year ended December 31, 2019:	As Originally Reported	Effect of Change	As Adjusted
Net earnings (loss)	$1,198	$(16)	$1,182
Comprehensive income (loss)	$1,275	$(16)	$1,259
Total stockholders' equity	$4,118	$92	$4,210

Consolidated statement of income (loss) for the year ended December 31, 2018:	As Originally Reported	Effect of Change	As Adjusted
Cost of products sold	$17,500	$(46)	$17,454
Gross margin	$3,537	$46	$3,583
Operating profit	$279	$46	$325
Earnings before income taxes	$(21)	$46	$25
Income tax expense (benefit)	$138	$12	$150
Net earnings	$(159)	$34	$(125)
Net earnings available to Whirlpool	$(183)	$34	$(149)
Basic net earnings available to Whirlpool	$(2.72)	$0.50	$(2.22)
Diluted net earnings available to Whirlpool	$(2.72)	$0.50	$(2.22)

Consolidated statement of comprehensive income (loss) for the year ended December 31, 2018:	As Originally Reported	Effect of Change	As Adjusted
Net earnings (loss)	$(159)	$34	$(125)
Comprehensive income (loss)	$(504)	$34	$(470)
Comprehensive income (loss) available to Whirlpool	$(530)	$34	$(496)

Consolidated statement of cash flows for the year ended December 31, 2018:	As Originally Reported	Effect of Change	As Adjusted
Net earnings	$(159)	$34	$(125)
Inventories	$73	$(46)	$27
Taxes deferred and payable, net	$(67)	$12	$(55)

Consolidated statement of changes in stockholder's equity for the year ended December 31, 2018:	As Originally Reported	Effect of Change	As Adjusted
Net earnings (loss)	$(159)	$34	$(125)
Comprehensive income (loss)	$(504)	$34	$(470)
Total stockholders' equity	$3,205	$108	$3,313

Consolidated statement of changes in stockholder's equity for the year ended December 31, 2017:	As Originally Reported	Effect of Change	As Adjusted
Retained earnings	$7,352	$74	$7,426
Total stockholders' equity	$5,128	$74	$5,202

Segment information	As Originally Reported	Effect of Change	As Adjusted
North America EBIT
2020	$1,766	$(8)	$1,758
2019	$1,462	$(22)	$1,440
2018	$1,342	$46	$1,388
North America Total Assets
2020	$7,511	$86	$7,597
2019	$7,791	$92	$7,883
2018	$7,161	$108	$7,269
Total Whirlpool Operating Profit
2020	$1,623	$(8)	$1,615
2019	$1,571	$(22)	$1,549
2018	$279	$46	$325
Total Whirlpool EBIT
2020	$1,644	$(8)	$1,636
2019	$1,739	$(22)	$1,717
2018	$171	$46	$217
Total Whirlpool Total Assets
2020	$20,350	$86	$20,436
2019	$18,881	$92	$18,973
2018	$18,347	$108	$18,455
Certain line items in our unaudited quarterly results of operations were adjusted as a result of the retrospective application of the change in accounting principle as follows:

Quarterly results of operations (unaudited) for the three months ended December 31, 2020	As Originally Reported	Effect of Change	As Adjusted
Cost of products sold	$4,434	$(2)	$4,432
Gross margin	$1,364	$2	$1,366
Operating profit (loss)	$716	$2	$718
Net earnings (loss)	$501	$2	$503
Net earnings (loss) available to Whirlpool	$497	$2	$499
Basic net earnings (loss)	$7.90	$0.03	$7.93
Diluted net earnings (loss)	$7.77	$0.03	$7.80

Quarterly results of operations (unaudited) for the three months ended September 30, 2020	As Originally Reported	Effect of Change	As Adjusted
Cost of products sold	$4,136	$7	$4,143
Gross margin	$1,155	$(7)	$1,148
Operating profit (loss)	$570	$(7)	$563
Net earnings (loss)	$398	$(5)	$393
Net earnings (loss) available to Whirlpool	$397	$(5)	$392
Basic net earnings (loss)	$6.35	$(0.08)	$6.27
Diluted net earnings (loss)	$6.27	$(0.08)	$6.19

Quarterly results of operations (unaudited) for the three months ended June 30, 2020	As Originally Reported	Effect of Change	As Adjusted
Cost of products sold	$3,411	$6	$3,417
Gross margin	$631	$(6)	$625
Operating profit (loss)	$77	$(6)	$71
Net earnings (loss)	$25	$(5)	$20
Net earnings (loss) available to Whirlpool	$35	$(5)	$30
Basic net earnings (loss)	$0.55	$(0.08)	$0.47
Diluted net earnings (loss)	$0.55	$(0.08)	$0.47

Quarterly results of operations (unaudited) for the three months ended March 31, 2020	As Originally Reported	Effect of Change	As Adjusted
Cost of products sold	$3,625	$(3)	$3,622
Gross margin	$700	$3	$703
Operating profit (loss)	$260	$3	$263
Net earnings (loss)	$147	$2	$149
Net earnings (loss) available to Whirlpool	$152	$2	$154
Basic net earnings (loss)	$2.42	$0.04	$2.46
Diluted net earnings (loss)	$2.41	$0.04	$2.45

Quarterly results of operations (unaudited) for the three months ended December 31, 2019	As Originally Reported	Effect of Change	As Adjusted
Cost of products sold	$4,334	$19	$4,353
Gross margin	$1,048	$(19)	$1,029
Operating profit (loss)	$424	$(19)	$405
Net earnings (loss)	$288	$(15)	$273
Net earnings (loss) available to Whirlpool	$288	$(15)	$273
Basic net earnings (loss)	$4.56	$(0.23)	$4.33
Diluted net earnings (loss)	$4.52	$(0.23)	$4.29

Quarterly results of operations (unaudited) for the three months ended September 30, 2019	As Originally Reported	Effect of Change	As Adjusted
Cost of products sold	$4,350	$2	$4,352
Gross margin	$741	$(2)	$739
Operating profit (loss)	$693	$(2)	$691
Net earnings (loss)	$364	$(1)	$363
Net earnings (loss) available to Whirlpool	$358	$(1)	$357
Basic net earnings (loss)	$5.62	$(0.02)	$5.60
Diluted net earnings (loss)	$5.57	$(0.02)	$5.55

Quarterly results of operations (unaudited) for the three months ended June 30, 2019	As Originally Reported	Effect of Change	As Adjusted
Cost of products sold	$4,254	$2	$4,256
Gross margin	$932	$(2)	$930
Operating profit (loss)	$191	$(2)	$189
Net earnings (loss)	$72	$(1)	$71
Net earnings (loss) available to Whirlpool	$67	$(1)	$66
Basic net earnings (loss)	$1.04	$(0.02)	$1.02
Diluted net earnings (loss)	$1.04	$(0.02)	$1.02

Quarterly results of operations (unaudited) for the three months ended March 31, 2019	As Originally Reported	Effect of Change	As Adjusted
Cost of products sold	$3,948	$(1)	$3,947
Gross margin	$812	$1	$813
Operating profit (loss)	$263	$1	$264
Net earnings (loss)	$474	$1	$475
Net earnings (loss) available to Whirlpool	$471	$1	$472
Basic net earnings (loss)	$7.36	$0.01	$7.37
Diluted net earnings (loss)	$7.31	$0.01	$7.32

Property
Property
Property is stated at cost, net of accumulated depreciation. For production machinery and equipment, we record depreciation based on units produced, unless units produced drop below a minimum threshold at which point depreciation is recorded using the straight-line method, excluding property acquired from the Hefei Sanyo acquisition and certain property acquired from the Indesit acquisition in 2014. For non-production assets and assets acquired from Hefei Sanyo and certain production assets acquired from Indesit, we depreciate costs based on the straight-line method. Depreciation expense for property, including accelerated depreciation classified as restructuring expense in our Consolidated Statements of Income (Loss), was $506 million, $518 million and $570 million in 2020, 2019 and 2018, respectively.
The following table summarizes our property at December 31, 2020 and 2019:

Millions of dollars	2020	2019	Estimated Useful Life
Land	$92	$97	n/a
Buildings	1,517	1,540	10 to 50 years
Machinery and equipment	8,370	8,108	3 to 20 years
Accumulated depreciation	(6,780)	(6,444)
Property plant and equipment, net	$3,199	$3,301
We classify gains and losses associated with asset dispositions in the same line item as the underlying depreciation of the disposed asset in the Consolidated Statements of Income (Loss).
During 2020, we primarily retired land and buildings related to a sale-leaseback transaction and machinery and equipment with a net book value of approximately $26 million that was no longer in use. During 2020, we recognized a gain of $113 million in cost of products sold ($74 million) and selling, general and administrative ($39 million) primarily related to the sale-leaseback transaction in the fourth quarter of 2020. These gains were related to manufacturing and warehousing operations and administrative offices, respectively. During 2019, we primarily retired land and buildings related to a sale-leaseback transaction and machinery and equipment with a net book value of approximately $41 million that was no longer in use. During 2019, we recognized a gain of $106 million in cost of products sold primarily related to the sale-leaseback transaction in the fourth quarter of 2019.
During the twelve months ended December 31, 2020, we also disposed other buildings, machinery and equipment with a net book value of $25 million. The net gain on the other disposals were not material.
We record impairment losses on long-lived assets, excluding goodwill and indefinite-lived intangibles, when events and circumstances indicate the assets may be impaired and the estimated undiscounted future cash flows generated by those assets are less than their carrying amounts. There were no significant impairments recorded during 2020, 2019 and 2018.

Leases
Leases
We determine if an arrangement contains a lease at contract inception and determine the lease term by assuming the exercise of those renewal options that are reasonably assured. Leases with an initial term of 12 months or less are not recorded in the Consolidated Balance Sheets and we recognize lease expense for these leases on a straight-line basis over the lease term. We elect to not separate lease and non-lease components for all leases.
As the Company's lease agreements normally do not provide an implicit interest rate, we apply the Company's incremental borrowing rate based on the information available at commencement date in determining the present value of future lease payments. Relevant information used in determining the Company's incremental borrowing rate includes the duration of the lease, location of the lease, and the Company's credit risk relative to risk-free market rates.

Certain leases also include options to purchase the underlying asset at fair market value. If leased assets have leasehold improvements, typically the depreciable life of those leasehold improvements are limited by the expected lease term. Additionally, certain lease agreements include lease payment adjustments for inflation.
Sale-leaseback transactions
In the fourth quarter of 2020, the Company sold and leased back a group of non-core properties for net proceeds of approximately $139 million. The initial total annual rent for the properties is approximately $10 million per year over an initial 14 year lease term and is subject to annual rent increases. Under the terms of the lease agreement, the Company is responsible for all taxes, insurance and utilities and is required to adequately maintain the properties for the lease term. The Company has 4 sequential 5-year renewal options.

The transaction met the requirements for sale-leaseback accounting. Accordingly, the Company recorded the sale of the properties, which resulted in a gain of approximately $113 million ($89 million, net of tax) recorded in cost of products sold ($74 million) and selling, general and administrative expense ($39 million) in the Consolidated Statements of Income (Loss). The related land and buildings were removed from property, plant and equipment, net and the appropriate right-of-use asset and lease liabilities of approximately $128 million were recorded in the Consolidated Balance Sheets.
In the fourth quarter of 2019, the Company sold and leased back a group of non-core properties for net proceeds of approximately $140 million. The initial total annual rent for the properties is approximately $10 million per year over an initial 12 year lease term and is subject to annual rent increases. Under the terms of the lease agreement, the Company is responsible for all taxes, insurance and utilities and is required to adequately maintain the properties for the lease term. The Company has five sequential five-year renewal options.

The transaction met the requirements for sale-leaseback accounting. Accordingly, the Company recorded the sale of the properties, which resulted in a gain of approximately $111 million ($88 million, net of tax) recorded in cost of products sold ($95 million) and selling, general and administrative expense ($16 million) in the Consolidated Statements of Income (Loss). The related land and buildings were removed from property, plant and equipment, net and the appropriate right-of-use asset and lease liabilities of approximately $108 million were recorded in the Consolidated Balance Sheets.

Goodwill and Other Intangibles
Goodwill and Other Intangibles
We perform our annual impairment assessment for goodwill and indefinite-lived intangible assets as of October 1st and more frequently if indicators of impairment exist. We consider qualitative factors to assess if it is more likely than not that the fair value for goodwill or indefinite-lived intangible assets is below the carrying amount. We may also elect to bypass the qualitative assessment and perform a quantitative assessment.
In conducting a qualitative assessment, the Company analyzes a variety of events or factors that may influence the fair value of the reporting unit or indefinite-lived intangible asset, including, but not limited to: macroeconomic conditions, industry and market considerations, cost factors, overall financial performance, share price and other relevant factors.
Goodwill
Goodwill
We have four reporting units for which we assess for impairment which also represent our operating segments and are defined as North America, EMEA, Latin America and Asia. In performing a quantitative assessment of goodwill, we estimate each reporting unit's fair value using the best information available to us, including market information and discounted cash flow projections, also referred to as the income approach. The income approach uses the reporting unit's projections of estimated operating results and cash flows that are discounted using a market participant discount rate based on a weighted-average cost of capital. Additionally, we validate our estimates of fair value under the income approach by comparing the values to fair value estimates using a market approach.

Intangible Assets
Intangible Assets
We perform a quantitative assessment of other indefinite-lived intangible assets, which are primarily comprised of trademarks. We estimate the fair value of these intangible assets using the relief-from-royalty method, which primarily requires assumptions related to projected revenues from our long-range plan, assumed royalty rates that could be payable if we did not own the trademark, and a market participant discount rate based on a weighted-average cost of capital.
Other definite-life intangible assets are amortized over their useful life and are assessed for impairment when impairment indicators are present.

Supply Chain Financing Arrangements
Supply Chain Financing Arrangements
The Company has ongoing agreements globally with various third-parties to allow certain suppliers the opportunity to sell receivables due from us to participating financial institutions at the sole discretion of both the suppliers and the financial institutions. Additionally, in China, as a common practice, we pay suppliers with banker's acceptance drafts. Banker's acceptance drafts allow suppliers to sell their receivables to financial institutions at the sole discretion of both the supplier and the financial institution.
We have no economic interest in the sale of these receivables and no direct financial relationship with the financial institutions concerning these services. Our obligations to suppliers, including amounts due and scheduled payment terms, are not impacted. All outstanding balances under these programs are recorded in accounts payable on our Consolidated Balance Sheets. At December 31, 2020 and 2019, approximately $1.2 billion and $1.2 billion, respectively, have been issued to participating financial institutions.

A downgrade in our credit rating or changes in the financial markets could limit the financial institutions’ willingness to commit funds to, and participate in, the programs. We do not believe such risk would have a material impact on our working capital or cash flows.

Derivative Financial Instruments
Derivative Financial Instruments
We use derivative instruments designated as cash flow, fair value and net investment hedges to manage our exposure to the volatility in material costs, foreign currency and interest rates on certain debt instruments. Changes in the fair value of derivative assets or liabilities (i.e., gains or losses) are recognized depending upon the type of hedging relationship and whether a hedge has been designated. For those derivative instruments that qualify for hedge accounting, we designate the hedging instrument, based upon the exposure being hedged, as a cash flow hedge, fair value hedge, or a hedge of a net investment in a foreign operation. For a derivative instrument designated as a fair value hedge, the gain or loss on the derivative is recognized in earnings immediately with the offsetting gain or loss on the hedged item. For a derivative instrument designated as a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of Other Comprehensive Income (Loss) and is subsequently recognized in earnings when the hedged exposure affects earnings. For a derivative instrument designated as a hedge of a net investment in a foreign operation, the effective portion of the derivative's gain or loss is reported in Other Comprehensive Income (Loss) as part of the cumulative translation adjustment. Changes in fair value of derivative instruments that do not qualify for hedge accounting are recognized immediately in current net earnings.Derivative instruments are accounted for at fair value based on market rates. Derivatives where we elect hedge accounting are designated as either cash flow, fair value or net investment hedges. Derivatives that are not accounted for based on hedge accounting are marked to market through earnings. If the designated cash flow hedges are highly effective, the gains and losses are recorded in other comprehensive income (loss) and subsequently reclassified to earnings to offset the impact of the hedged items when they occur. In the event it becomes probable the forecasted transaction to which a cash flow hedge relates will not occur, the derivative would be terminated and the amount in accumulated other comprehensive income (loss) would be recognized in earnings. The fair value of the hedge asset or liability is present in either other current assets/liabilities or other noncurrent assets/liabilities on the Consolidated Balance Sheets and in other within cash provided by (used in) operating activities in the Consolidated Statements of Cash Flows.
Using derivative instruments means assuming counterparty credit risk. Counterparty credit risk relates to the loss we could incur if a counterparty were to default on a derivative contract. We generally deal with investment grade counterparties and monitor the overall credit risk and exposure to individual counterparties. We do not anticipate nonperformance by any counterparties. The amount of counterparty credit exposure is limited to the unrealized gains, if any, on such derivative contracts. We do not require nor do we post collateral on such contracts.
Hedging Strategy
In the normal course of business, we manage risks relating to our ongoing business operations including those arising from changes in commodity prices, foreign exchange rates and interest rates. Fluctuations in these rates and prices can affect our operating results and financial condition. We use a variety of strategies, including the use of derivative instruments, to manage these risks. We do not enter into derivative financial instruments for trading or speculative purposes.
Commodity Price Risk
We enter into commodity derivative contracts on various commodities to manage the price risk associated with forecasted purchases of materials used in our manufacturing process. The objective of these hedges is to reduce the variability of cash flows associated with the forecasted purchase of commodities.
Foreign Currency and Interest Rate Risk
We incur expenses associated with the procurement and production of products in a limited number of countries, while we sell in the local currencies of a large number of countries. Our primary foreign currency exchange exposures result from cross-currency sales of products. As a result, we enter into foreign exchange contracts to hedge certain firm commitments and forecasted transactions to acquire products and services that are denominated in foreign currencies. We enter into certain undesignated non-functional currency asset and liability hedges that relate primarily to short-term payables, receivables, intercompany loans and dividends. When we hedge a foreign currency denominated payable or receivable with a derivative, the effect of changes in the foreign exchange rates are reflected currently in interest and sundry (income) expense for both the payable/receivable and the derivative. Therefore, as a result of the economic hedge, we do not elect hedge accounting.
We also enter into hedges to mitigate currency risk primarily related to forecasted foreign currency denominated expenditures, intercompany financing agreements and royalty agreements and designate them as cash flow hedges. Gains and losses on derivatives designated as cash flow hedges, to the extent they are included in the assessment of effectiveness, are recorded in other comprehensive income (loss) and subsequently reclassified to earnings to offset the impact of the hedged items when they occur.
We may enter into cross-currency interest rate swaps to manage our exposure relating to cross-currency debt. Outstanding notional amounts of cross-currency interest rate swap agreements were $1,275 million at December 31, 2020 and 2019, respectively.
We may enter into interest rate swap agreements to manage interest rate risk exposure. Our interest rate swap agreements, if any, effectively modify our exposure to interest rate risk, primarily through converting certain floating rate debt to a fixed rate basis, and certain fixed rate debt to a floating rate basis. These agreements involve either the receipt or payment of floating rate amounts in exchange for fixed rate interest payments or receipts, respectively, over the life of the agreements without an exchange of the underlying principal amounts. We may enter into swap rate lock agreements to effectively reduce our exposure to interest rate risk by locking in interest rates on probable long-term debt issuances. Outstanding notional amounts of interest rate swap agreements were $300 million at December 31, 2020 and 2019, respectively.
Foreign Currency Translation and Transactions
Foreign Currency Translation and Transactions
Foreign currency denominated assets and liabilities are translated into United States dollars at exchange rates existing at the respective balance sheet dates. Translation adjustments resulting from fluctuations in exchange rates are recorded as a separate component of Accumulated Other Comprehensive Income (Loss). The results of operations of foreign subsidiaries are translated at the average exchange rates during the respective periods. Gains and losses resulting from foreign currency transactions are included in net earnings.

Research and Development Costs	Research and Development CostsResearch and development costs are charged to expense
Advertising Costs	Advertising CostsAdvertising costs are charged to expense when the advertisement is first communicated
Income Taxes
Income Taxes and Indirect Tax Matters
We account for income taxes using the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences of temporary differences between the financial statement and tax basis of assets and liabilities using enacted rates. The effect of a change in tax rates on deferred tax assets is recognized in income in the period of the enactment date.
We recognize, primarily in other noncurrent liabilities, in the Consolidated Balance Sheets, the effects of uncertain income tax positions. Interest and penalties related to uncertain tax positions are reflected in income tax expense. We record liabilities, net of the amount, after determining it is more likely than not that the uncertain tax position will be sustained upon examination based on its technical merits. We accrue for indirect tax contingencies when we determine that a loss is probable and the amount or range of loss is reasonably estimable.
Provision is made for taxes on undistributed earnings of foreign subsidiaries and related companies to the extent that such earnings are not deemed to be permanently invested.
Stock Based Compensation	Stock Based CompensationStock based compensation expense is based on the grant date fair value and is expensed over the period during which an employee is required to provide service in exchange for the award (generally the vesting period). The Company's stock based compensation includes stock options, performance stock units, and restricted stock units, among other award types. The fair value of stock options are determined using the Black-Scholes option-pricing model, which incorporates assumptions regarding the risk-free interest rate, expected volatility, expected option life, expected forfeitures and dividend yield. Expected forfeitures are based on historical experience. Stock options are granted with an exercise price equal to the closing stock price on the date of grant. The fair value of restricted stock units and performance stock units is generally based on the closing market price of Whirlpool common stock on the grant date. Stock based compensation is recorded in selling, general and administrative expense on our Consolidated Statements of Income (Loss).
BEFIEX Credits	BEFIEX CreditsIn previous years, our Brazilian operations earned tax credits under the Brazilian government's export incentive program (BEFIEX). These credits reduced Brazilian federal excise taxes on domestic sales, resulting in an increase in the operations' recorded net sales in 2017. From 2018 on, these credits are reflected in interest and sundry income in line with ASC 606. There was no material change to timing or amount of revenue recognition. We recognized export credits as they were monetized.
Adoption of New Accounting Standards and Accounting Pronouncements Issued But Not Yet Effective
Adoption of New Accounting Standards
On January 1, 2020 we adopted Accounting Standards Update ("ASU") No. 2016-13, "Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments." The guidance in ASU 2016-13 creates a new impairment standard replacing the current "incurred loss" model. The incurred loss model required that for a loss to be impaired and recognized on the financial statements it must be probable that it has been incurred at the measurement date. The new standard utilizes an "expected credit loss" model also referred to as "the current expected credit loss" (CECL) model. Under CECL, there is no threshold for impairment loss recognition, but it instead reflects a current estimate of all expected credit losses. The adoption of this standard did not have a material impact to the Consolidated Financial Statements.
See Note 3 to the Consolidated Financial Statements for additional information.
We adopted the following standards, none of which had a material impact on our Consolidated Financial Statements:

Standard		Effective Date
2018-13	Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement	January 1, 2020
2018-14	Compensation - Retirement Benefits - Defined Benefit Plans - General (Subtopic 715-20): Disclosure Framework - Changes to the Disclosure Requirements for Defined Benefit Plans	January 1, 2020
2018-15	Intangibles - Goodwill and Other - Internal-Use Software (Subtopic 350-40) Customer's Accounting for Implementation Costs Incurred In a Cloud Computing Arrangement That Is a Service Contract	January 1, 2020
2018-18	Collaborative Arrangements (Topic 808) - Clarifying the Interaction between Topic 808 and Topic 606	January 1, 2020
Accounting Pronouncements Issued But Not Yet Effective
In March 2020, the FASB issued Update 2020-04, "Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting". The amendments in Update 2020-04 are elective and apply to all entities that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued due to reference rate reform. The new guidance provides the following optional expedients: simplify accounting analyses under current U.S. GAAP for contract modifications, simplify the assessment of hedge effectiveness, allow hedging relationships affected by reference rate reform to continue and allow a one-time election to sell or transfer debt securities classified as held to maturity that reference a rate affected by reference rate reform. In January 2021, the FASB issued Update 2021-01, "Reference Rate Reform (Topic 848): Scope". The update provides additional optional guidance on the transition from LIBOR to include derivative instruments that use an interest rate for margining, discounting or contract price alignment. The standard will ease, if warranted, the requirements for accounting for the future effects of the rate reform. An entity may elect to apply the amendments prospectively through December 31, 2022. We continue to monitor the impact the discontinuance of LIBOR or another reference rate will have on our contracts, hedging relationships and other transactions.
The FASB has issued the following relevant standards, which are not expected to have a material impact on our Consolidated Financial Statements:

Standard		Effective Date
2019-12	Income Taxes (Topic 740) - Simplifying the Accounting for Income Taxes	January 1, 2021
2020-06	Debt - Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging - Contracts in Entities Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entities Own Equity	January 1, 2022
All other issued and not yet effective accounting standards are not relevant to the Company.

Segment Information	Our reportable segments are based upon geographic region and are defined as North America, EMEA, Latin America and Asia. These regions also represent our operating segments. Each segment manufactures home appliances and related components, but serves strategically different marketplaces. The chief operating decision maker evaluates performance based upon each segment's earnings (loss) before interest and taxes (EBIT), which we define as operating profit less interest and sundry (income) expense and excluding restructuring costs, asset impairment charges and certain other items that management believes are not indicative of the region's ongoing performance, if any. Total assets by segment are those assets directly associated with the respective operating activities. The "Other/Eliminations" column primarily includes corporate expenses, assets and eliminations, as well as restructuring costs, asset impairments and certain other items that management believes are not indicative of the region's ongoing performance, if any. Intersegment sales are eliminated within each region except compressor sales out of Latin America through June 30, 2019, which are included in Other/Eliminations.